John Hancock Funds III

John Hancock Global Shareholder Yield Fund
Supplement dated 4-7-2009 to the current Prospectus

Under “Fund Details,” in the “Who’s who” section, the information under the subheading “Subadviser,” is amended and restated as follows:

Epoch Investment Partners, Inc. (Epoch)
640 Fifth Avenue, 18th Floor
New York, NY 10019

Epoch is located at 640 Fifth Avenue, 18th Floor, New York, NY 10019, serves as subadviser to the fund. Epoch is a private company, founded in 2004 to Epoch Investment Partners, Inc., is a subsidiary of Epoch
Holding Corporation, a public company, founded in 2004. As of
March 31, 2008, Epoch managed on a worldwide basis more than
$6.2 billion.

William W. Priest, CFA, CPA
• Portfolio manager of the fund since inception
• Founder, chief investment officer, chief executive officer and portfolio manager (since 2004), Epoch Investment Partners, Inc., co-managing partner and portfolio manager Steinberg, Priest & Sloan Capital
Management, LLC (2001-2004)
• 43 years of investment experience

Eric L. Sappenfield
• Portfolio manager of the fund since inception
• Managing director, portfolio manager and senior analyst (since 2006),
Epoch Investment Partners, Inc., research analyst, Spear Leads &
Kellog (2004-2006), senior analyst, Steinberg, Priest & Sloan Capital
Management, LLC focusing upon high yield bonds and equities of leveraged companies, research analyst (2002-2004)
• 22 years of investment experience

Michael A. Welhoelter, CFA
• Portfolio manager of the fund since inception
• Managing director, portfolio manager and quantitative research analyst (since 2005), Epoch Investment Partners, Inc., director and portfolio manager, Columbia Management Group, Inc. (2001-2005)
• 22 years of investment experience